UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PRINCETON NATIONAL BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement:

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(4) Date Filed:

PRINCETON NATIONAL BANCORP, INC. 606 SOUTH MAIN STREET PRINCETON, IL 61356 ATTN: LOU ANN BIRKEY

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

		☐	☐	☐
1.	Election of Directors
Nominees

01	Gretta E. Bieber 02 Gary C. Bruce		03 John R. Ernat		04 Thomas D. Ogaard

The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain

2	“PROPOSAL TO APPROVE THE COMPENSATION OF THE EXECUTIVES DISCLOSED IN THE PROXY STATEMENT.”					☐	☐	☐

3	Ratification of the Outside Auditors: PROPOSAL TO RATIFY THE APPOINTMENT OF BKD, LLP.					☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:						For	Against	Abstain

4	Stockholder Proposal Relating to the Nomination of Directors.					☐	☐	☐

The Board of Directors does not have a recommendation for voting on the following proposal:						For	Against	Abstain

5	In their discretion, upon such other matters as may properly come before the Annual Meeting.					☐	☐	☐

		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

    Signature [PLEASE SIGN WITHIN BOX]       Date                                                          Signature (Joint Owners)                                  Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement is/are available at www.proxyvote.com.

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PRINCETON NATIONAL BANCORP, INC.

Annual Meeting of Shareholders

May 17, 2012 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Steve Samat, Director, and Lou Ann Birkey, Vice President & Corporate Secretary, as attorneys and proxies of the undersigned, with full power of substitution, to represent and vote all shares of common stock of Princeton National Bancorp, Inc. (the “Company”), standing in the name of the undersigned at the close of business on March 19, 2012 at the Annual Meeting of Stockholders of the Company to be held at The Galleria Convention Center, 1659 North Main Street, Princeton, Illinois, at 10:00 a.m., on Thursday, May 17, 2012 or at any adjournment or postponement thereof, with all the powers that the undersigned would possess if personally present, on all matters coming before said meeting, as follows:

If no instruction are indicated, this proxy will be voted “FOR” the election of the nominees named in the Proxy Statement, “FOR the approval of proposals 2 and 3 and “AGAINST” Proposal 4 described in the Proxy Statement.

The stockholders’ signature should be exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Continued and to be signed on reverse side

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